Exhibit 99.1

Illumina Reports Financial Results for First Quarter of Fiscal Year 2012

Announces $250 Million Share Repurchase Program

SAN DIEGO -- (BUSINESS WIRE) - April 23, 2012 - Illumina, Inc. (NASDAQ:ILMN) today announced its financial results for the first quarter of 2012.

First quarter 2012 results:

•	Revenue of $273 million, a 3% decrease compared to $283 million in the first quarter of 2011.

•	GAAP net income for the quarter of $26 million, or $0.20 per diluted share, compared to net income of $24 million, or $0.16 per diluted share, for the first quarter of 2011.

•
Non-GAAP net income for the quarter of $48 million, or $0.36 per diluted share, compared to $50 million, or $0.35 per diluted share, for the first quarter of 2011 (see the table entitled "Itemized Reconciliation Between GAAP and Non-GAAP Net Income" for a reconciliation of these GAAP and non-GAAP financial measures).

Gross margin in the first quarter of 2012 was 66.4% compared to 66.6% in the prior year period. Excluding the effect of non-cash charges associated with stock compensation, amortization of acquired intangibles, and legal contingencies, non-GAAP gross margin was 69.0% for the first quarter of 2012 compared to 68.2% in the prior year period.

Research and development (R&D) expenses for the first quarter of 2012 were $48.8 million compared to $50.2 million in the first quarter of 2011. R&D expenses included $7.4 million and $7.7 million of non-cash stock compensation expense in the first quarters of 2012 and 2011, respectively. Excluding these charges and contingent compensation expense, R&D expenses as a percentage of revenue were 14.9% compared to 14.5% in the prior year period.

Selling, general and administrative (SG&A) expenses for the first quarter of 2012 were $68.0 million compared to $65.7 million for the first quarter of 2011. SG&A expenses included $13.8 million and $12.6 million of non-cash stock compensation expense in the first quarters of 2012 and 2011, respectively. Excluding these charges, contingent compensation expense, and acquired intangible asset amortization, SG&A expenses as a percentage of revenue were 18.9% compared to 18.5% in the prior year period.

The company generated $65 million in cash flow from operations during the first quarter of 2012 compared to $89 million in the prior year period. Depreciation and amortization expenses were $15.2 million and capital expenditures were $13.1 million during the first quarter of 2012. The company ended the first quarter of

2012 with $1.3 billion in cash, cash equivalents and short-term investments compared to $1.2 billion as of January 1, 2012.

Share Repurchase Program
Illumina also announced today that on April 18, 2012, its Board of Directors authorized the Company to repurchase up to $250 million of its outstanding common shares.

"We believe that the repurchase of our common stock represents an effective use of our capital and underscores our commitment to maximize value for our shareholders," said Illumina's Marc Stapley, Senior Vice President and Chief Financial Officer. "Since 2008, we have bought over 19 million shares of our common stock through prior authorizations, returning over $860 million to shareholders, including shares repurchased in conjunction with our 2016 convertible debt offering. Through the Board's new authorization, we expect to continue our share repurchase programs."

Highlights since our last earnings release

•	Announced that the company's stockholders supported all of the company's proposals at its Annual Meeting of Stockholders.

•	Announced the TruSeq® Amplicon - Cancer Panel for MiSeq® system, a research use only, highly multiplexed panel with the ability to sequence hundreds of the most relevant cancer loci.

•
Launched the Cancer Analysis Service from the Illumina Genome Network (IGN) which delivers the most accurate data for comprehensive cancer studies at the lowest sample input volume of any commercial whole human genome sequencing service (5µg).

•
Announced that the Broad Institute joined the Illumina Genome Network to offer its proprietary sample preparation processes for whole human genome sequencing, enabling low input DNA (<500ng) and FFPE samples.

•	Announced a favorable Patent Claim Construction ruling in litigation against Complete Genomics, Inc.

•	Announced that Macrogen, Inc., a global sequencing services company based in Korea, purchased an additional 10 HiSeq 2000 systems and two MiSeq systems, as well as HiSeq 2500 upgrades.

Financial outlook and guidance

"We are pleased with our financial performance for the first quarter of 2012," said Illumina's President and Chief Executive Officer Jay Flatley. "While some uncertainty exists with respect to academic and research funding in the second half of the year, we have built backlog for the 3rd consecutive quarter and our full-year outlook is generally as we anticipated. Accordingly, we are re-affirming our 2012 guidance."

Quarterly conference call information

The conference call will begin at 2:00 pm Pacific Time (5:00 pm Eastern Time) on Monday, April 23, 2012.

Interested parties may listen to the call by dialing 888-679-8038 (passcode: 40633465), or if outside North America by dialing +1-617-213-4850 (passcode: 40633465). Individuals may access the live teleconference in the Investor Relations section of Illumina's web site under the “Company” tab at www.illumina.com.

A replay of the conference call will be available from 4:00 pm Pacific Time (7:00 pm Eastern Time) on April 23, 2012 through April 20, 2012 by dialing 888-286-8010 (passcode: 55576523), or if outside North America by dialing +1-617-801-6888 (passcode: 55576523).

Statement regarding use of non-GAAP financial measures

The company reports non-GAAP results for diluted net income per share, net income, gross margins, operating expenses, operating margins, other income, and free cash flow in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

The company's financial measures under GAAP include substantial charges related to stock compensation expense, non-cash interest expense associated with the company's convertible debt instruments that may be settled in cash, costs incurred for unsolicited tender offer, amortization expense related to acquired intangible assets, contingent compensation expense, restructuring charges, legal contingencies, headquarter relocation expense, loss on the extinguishment of convertible debt, and acquisition related expense. Per share amounts also include the double dilution associated with the accounting treatment of the company's 0.625% convertible senior notes outstanding and the corresponding call option overlay. Management believes that presentation of operating results that excludes these items and per share double dilution provides useful supplemental information to investors and facilitates the analysis of the company's core operating results and comparison of operating results across reporting periods. Management also believes that this supplemental non-GAAP information is therefore useful to investors in analyzing and assessing the company's past and future operating performance.

The company encourages investors to carefully consider its results under GAAP, as well as its supplemental non-GAAP information and the reconciliation between these presentations, to more fully understand its business. Reconciliations between GAAP and non-GAAP results are presented in the tables of this release.

Use of forward looking statements

This release contains projections, information about our financial outlook, earnings guidance, and other forward-looking statements that involve risks and uncertainties. These forward-looking statements are based on our expectations as of the date of this release and may differ materially from actual future events or results. Among the important factors that could cause actual results to differ materially from those in any forward-looking statements are (i) our ability to develop and commercialize further our sequencing, array, PCR, and consumables technologies and to deploy new products and applications, and expand the markets, for our technology platforms; (ii) our ability to manufacture robust instrumentation and consumables; (iii) our expectations and beliefs regarding future conduct and growth of the business and the markets in which we operate; (iv) challenges inherent in developing, manufacturing, and launching new products and services; (v) our ability to maintain our revenue and profitability during periods of research funding reduction or uncertainty and adverse economic and business conditions, including as a result of slowing economic growth in the United States or worldwide, together with other factors detailed in our filings with the Securities and Exchange Commission, including our most recent filings on Forms 10-K and 10-Q, or in information disclosed in public conference calls, the date and time of which are released beforehand. We undertake no obligation, and do not intend, to update these forward-looking statements, to review or confirm analysts' expectations, or to provide interim reports or updates on the progress of the current financial quarter.

About Illumina

Illumina (www.illumina.com) is a leading developer, manufacturer, and marketer of life science tools and integrated systems for the analysis of genetic variation and function. We provide innovative sequencing and array-based solutions for genotyping, copy number variation analysis, methylation studies, gene expression profiling, and low-multiplex analysis of DNA, RNA, and protein. We also provide tools and services that are fueling advances in consumer genomics and diagnostics. Our technology and products accelerate genetic analysis research and its application, paving the way for molecular medicine and ultimately transforming healthcare.

# # #

Investors:
Kevin Williams, MD
Investor Relations
858-332-4989
kwilliams@illumina.com
or
Media:
Jennifer Temple
Public Relations
858-246-8816
PR@illumina.com

Illumina, Inc.
Condensed Consolidated Balance Sheets
(In thousands)

	April 1, 2012	January 1, 2012
ASSETS	(unaudited)
Current assets:
Cash and cash equivalents	$260,194	$302,978
Short-term investments	1,006,169	886,590
Accounts receivable, net	202,234	173,886
Inventory, net	128,684	128,781
Deferred tax assets, current portion	22,692	23,188
Prepaid expenses and other current assets	17,318	29,196
Total current assets	1,637,291	1,544,619
Property and equipment, net	143,494	143,483
Goodwill	321,853	321,853
Intangible assets, net	103,007	106,475
Deferred tax assets, long-term portion	26,479	19,675
Other assets	69,350	59,735
Total assets	$2,301,474	$2,195,840

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$59,861	$49,806
Accrued liabilities	198,040	187,774
Long-term debt, current portion	35,025	—
Total current liabilities	292,926	237,580
Long-term debt	780,943	807,369
Other long-term liabilities	62,333	69,954
Conversion option subject to cash settlement	5,100	5,722
Stockholders’ equity	1,160,172	1,075,215
Total liabilities and stockholders’ equity	$2,301,474	$2,195,840

Illumina, Inc.
Condensed Consolidated Statements of Income
(In thousands, except per share amounts)
(unaudited)

	Three Months Ended
	April 1, 2012	April 3, 2011
Revenue:
Product revenue	$255,636	$266,717
Service and other revenue	17,134	15,798
Total revenue	272,770	282,515
Cost of Revenue:
Cost of product revenue (a)	80,151	85,437
Cost of service and other revenue (a)	8,565	6,052
Amortization of acquired intangible assets	3,043	2,985
Total cost of revenue	91,759	94,474
Gross profit	181,011	188,041
Operating Expenses:
Research and development (a)	48,839	50,200
Selling, general and administrative (a)	67,969	65,661
Unsolicited tender offer related expense	8,092	—
Restructuring charges	2,622	—
Headquarter relocation expense	2,140	2,522
Acquisition related expense	1,737	270
Total operating expenses	131,399	118,653
Income from operations	49,612	69,388
Other expense, net	(9,339)	(33,380)
Income before income taxes	40,273	36,008
Provision for income taxes	14,071	11,871
Net income	$26,202	$24,137
Net income per basic share	$0.21	$0.19
Net income per diluted share	$0.20	$0.16
Shares used in calculating basic net income per share	122,642	126,517
Shares used in calculating diluted net income per share	133,859	153,129

(a) Includes total stock-based compensation expense for stock based awards:
	Three Months Ended
	April 1, 2012	April 3, 2011
Cost of product revenue	$1,812	$1,512
Cost of service and other revenue	17	210
Research and development	7,427	7,728
Selling, general and administrative	13,773	12,589
Stock-based compensation expense before taxes	$23,029	$22,039

Illumina, Inc.
Condensed Consolidated Statements of Cash Flows
(In thousands)
(unaudited)

	Three Months Ended
	April 1, 2012	April 3, 2011
Net cash provided by operating activities	$65,440	$88,578
Net cash used in investing activities	(141,870)	(152,876)
Net cash provided by financing activities	33,616	225,481
Effect of exchange rate changes on cash and cash equivalents	30	211
Net (decrease) increase in cash and cash equivalents	(42,784)	161,394
Cash and cash equivalents, beginning of period	302,978	248,947
Cash and cash equivalents, end of period	$260,194	$410,341

Calculation of free cash flow (a):
Net cash provided by operating activities	$65,440	$88,578
Purchases of property and equipment	(13,084)	(12,300)
Free cash flow	$52,356	$76,278

(a) Free cash flow, which is a non-GAAP financial measure, is calculated as net cash provided by operating activities reduced by purchases of property and equipment. Free cash flow is useful to management as it is one of the metrics used to evaluate our performance and to compare us with other companies in our industry. However, our calculation of free cash flow may not be comparable to similar measures used by other companies.

Illumina, Inc.
Results of Operations - Non-GAAP
(In thousands, except per share amounts)
(unaudited)

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME PER SHARE:

	Three Months Ended
	April 1, 2012	April 3, 2011
GAAP net income per share - diluted	$0.20	$0.16
Pro forma impact of weighted average shares (a)	—	0.01
Adjustments to net income:
Non-cash interest expense (b)	0.07	0.05
Unsolicited tender offer related expense	0.06	—
Amortization of acquired intangible assets	0.02	0.02
Contingent compensation expense (c)	0.02	0.01
Restructuring charges	0.02	—
Legal contingencies	0.02	—
Headquarter relocation expense (d)	0.02	0.02
Acquisition related expense (e)	0.01	—
Loss on extinguishment of debt	—	0.19
Incremental non-GAAP tax expense (f)	(0.08)	(0.11)
Non-GAAP net income per share - diluted (g)	$0.36	$0.35
Shares used in calculating non-GAAP diluted net income per share	132,868	142,176

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP NET INCOME:
GAAP net income	$26,202	$24,137
Non-cash interest expense (b)	8,642	6,501
Unsolicited tender offer related expense	8,092	—
Amortization of acquired intangible assets	3,195	2,985
Contingent compensation expense (c)	3,092	2,124
Restructuring charges	2,622	—
Legal contingencies	2,223	—
Headquarter relocation expense (d)	2,140	2,522
Acquisition related expense (e)	1,737	270
Loss on extinguishment of debt	—	27,177
Incremental non-GAAP tax expense (f)	(10,393)	(15,449)
Non-GAAP net income (g)	$47,552	$50,267

ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP DILUTED NUMBER OF SHARES:
Weighted average shares used in calculation of GAAP diluted net income per share	133,859	153,129
Weighted average dilutive potential common shares issuable of redeemable convertible senior notes (a)	(991)	(10,953)
Weighted average shares used in calculation of Non-GAAP diluted net income per share	132,868	142,176

(a) Pro forma impact of weighted average shares represents the impact of double dilution associated with the accounting treatment of the company's outstanding convertible debt and the corresponding call option overlay.

(b) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.

(c) Contingent compensation expense represents contingent consideration for post-combination services associated with acquisitions.

(d) Headquarter relocation expense in Q1 2012 consists primarily of accretion interest expense on lease exit liability recorded upon vacating certain buildings of our prior headquarters, double rent expense during the transition to our new headquarter facility, and moving costs. Headquarter relocation expense recorded in Q1 2011 consisted of accelerated depreciation.

(e) Acquisition related expense represents changes in fair value of contingent consideration.

(f) Incremental non-GAAP tax expense reflects the increase to GAAP tax expense related to the non-GAAP adjustments listed above.

(g) Non-GAAP net income per share and net income exclude the effect of the pro forma adjustments as detailed above. Non-GAAP diluted net income per share and net income are key drivers of our core operating performance and major factors in management's bonus compensation each year. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance.

Illumina, Inc.
Results of Operations - Non-GAAP (continued)
(Dollars in thousands)
(unaudited)
ITEMIZED RECONCILIATION BETWEEN GAAP AND NON-GAAP RESULTS OF OPERATIONS AS A PERCENT OF REVENUE:
	Three Months Ended
	April 1, 2012		April 3, 2011
GAAP gross profit	$181,011	66.4%	$188,041	66.6%
Stock-based compensation expense	1,829	0.7%	1,722	0.6%
Amortization of acquired intangible assets	3,043	1.1%	2,985	1.1%
Legal contingencies	2,223	0.8%	—	—%
Non-GAAP gross profit	$188,106	69.0%	$192,748	68.2%

Research and development expense	$48,839	17.9%	$50,200	17.8%
Stock-based compensation expense	(7,427)	(2.7)%	(7,728)	(2.7)%
Contingent compensation expense (a)	(732)	(0.3)%	(1,436)	(0.5)%
Non-GAAP research and development expense	$40,680	14.9%	$41,036	14.5%

Selling, general and administrative expense	$67,969	24.9%	$65,661	23.2%
Stock-based compensation expense	(13,773)	(5.0)%	(12,589)	(4.5)%
Contingent compensation expense (a)	(2,360)	(0.9)%	(688)	(0.2)%
Amortization of acquired intangible assets	(152)	(0.1)%	—	—%
Non-GAAP selling, general and administrative expense	$51,684	18.9%	$52,384	18.5%

GAAP operating profit	$49,612	18.2%	$69,388	24.6%
Stock-based compensation expense	23,029	8.4%	22,039	7.8%
Unsolicited tender offer related expense	8,092	3.0%	—	—%
Amortization of acquired intangible assets	3,195	1.2%	2,985	1.1%
Contingent compensation expense (a)	3,092	1.1%	2,124	0.8%
Restructuring charges	2,622	1.0%	—	—%
Legal contingencies	2,223	0.8%	—	—%
Headquarter relocation expense (b)	2,140	0.8%	2,522	0.9%
Acquisition related expense (c)	1,737	0.6%	270	0.1%
Non-GAAP operating profit (d)	$95,742	35.1%	$99,328	35.2%

GAAP other expense, net	$(9,339)	(3.4)%	$(33,380)	(11.8)%
Non-cash interest expense (e)	8,642	3.2%	6,501	2.3%
Loss on extinguishment of debt	—	—%	27,177	9.6%
Non-GAAP other (expense) income, net (d)	$(697)	(0.3)%	$298	0.1%

(a) Contingent compensation expense represents contingent consideration for post-combination services associated with acquisitions.

(b) Headquarter relocation expense in Q1 2012 consists primarily of accretion interest expense on lease exit liability recorded upon vacating certain buildings of our prior headquarters, double rent expense during the transition to our new headquarter facility, and moving costs. Headquarter relocation expense recorded in Q1 2011 consisted of accelerated depreciation.

(c) Acquisition related expense represents changes in fair value of contingent consideration.

(d) Non-GAAP operating profit, and non-GAAP other income, net, exclude the effects of the pro forma adjustments as detailed above. Management has excluded the effects of these items in these measures to assist investors in analyzing and assessing our past and future core operating performance. Non-GAAP gross profit, included within the non-GAAP operating profit, is a key measure of the effectiveness and efficiency of our manufacturing processes, product mix and the average selling prices of our products and services.

(e) Non-cash interest expense is calculated in accordance with the authoritative accounting guidance for convertible debt instruments that may be settled in cash.